UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): November 3, 2004

                        RADIATION THERAPY SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-50802

                  FLORIDA                                  65-076895
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      (State or other jurisdiction of                   (I.R.S. Employer
       incorporation or organization)                  Identification No.)

2234 Colonial Boulevard, Fort Myers, Florida                  33907
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  (Address of principal executive offices)                  (Zip Code)

                                 (239) 931-7275
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

            99.1 Press Release dated November 3, 2004 announcing the Company's third quarter 2004 results.


Item 2.02. Disclosure of Results of Operations and Financial Condition.2

      On November 3, 2004, the Company issued a press release announcing its third quarter 2004 results. A copy of the press release is attached hereto as
Exhibit 99.1 and is being furnished, not filed, under Item 12 of this Report on Form 8-K.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RADIATION THERAPY SERVICES, INC.

                                          By:      /s/ David Koeninger
                                               ---------------------------
                                                     David Koeninger
                                               Principal Financial Officer

Dated:  November 3, 2004


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